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                                                                     Exhibit 99j

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the reference to our Firm under the caption "Independent Accountants" in the Statement of Additional Information in the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of The Victory Variable Insurance Funds.





                                              PricewaterhouseCoopers LLP



Columbus, Ohio
May 7, 1999